UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 20, 2005

BOK FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Oklahoma	000-19341	73-1373454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(918) 588-6000

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 – Entry into a Material Definitive Agreement

On December 20, 2005, BOK Financial Corporation and W. Jeffery Pickryl entered into a Supplement Executive Income Agreement, effective July 1, 2005, which provides that Mr. Pickryl will receive supplemental income of $100,000 per year under certain conditions in the event he continues to be employed by BOK Financial or in the event he is terminated without cause.

Item 9.01 Financial Statement and Exhibits

(c) Exhibits

99	(a)	Supplemental Executive Income Agreement dated December 20, 2005 between W. Jeffery Pickryl and BOK Financial Corporation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOK FINANCIAL CORPORATION

By:	/s/ Steven E. Nell
Steven E. Nell Executive Vice President Chief Financial Officer

Date: December 22, 2005